UNLIMITED GUARANTY

GUARANTY, dated as of July 20, 1998, by American Skiing Company, (the "Guarantor"), in favor of BancBoston Leasing Inc., a Massachusetts corporation, with its principal place of business at 100 Federal Street, Boston, Massachusetts 02110 (the "Lessor"). In consideration of the Lessor's providing certain leasing accommodations to ASC Leasing, Inc., ASC Transportation, Inc., Killington, LTD., Sugarloaf Mountain Corp., Heavenly Valley Ski and Resort Corporation and Steamboat Ski and Resort Corporation because the Guarantor will benefit from the leasing accommodations provided to the Lessees, the Guarantor agree as follows:

1. Guaranty of Payment and Performance. The Guarantor hereby guarantees to the Lessor the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and performance by each Lessee of all liabilities, indemnities, agreements and other obligations under any form of lease agreement with the Lessor and under any document executed in connection therewith, whether direct or indirect, primary or secondary, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (the "Obligations"). The Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lessor first attempt to collect any of the Obligations from any Lessee or resort to any security or other means of obtaining their payment. If any Lessee defaults in the payment or performance of any of the Obligations, the obligations of the Guarantor under this Guaranty shall become immediately due and payable to the Lessor, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Lessor on any number of occasions.


2. Guarantor's Agreement to Pay. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Lessor, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Lessor in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty, from the time such amounts become due until payment, at the rate per annum equal to 18% or, if higher, the rate of interest announced, from time to time, by BankBoston, N.A. ("BankBoston, N.A.") at its head office as its Base Rate, plus 4%; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3. Waiver by Guarantor; Lessor' Freedom to Act. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order, now or hereafter in effect in any jurisdiction which affects any term or provision of such Obligations or the rights of the Lessor with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law, now or hereafter in effect, any right to require the marshaling of assets of any Lessee, the benefit of all exemption and homestead laws, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor under this Guaranty shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lessor to assert any claim or demand or to enforce any right or remedy against any Lessee, (ii) any extensions or renewals or any Obligation including, without limitation, the leasing of additional equipment to any Lessee or entering into additional leases any Lessee,
       (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation, (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation,
       (v) the adequacy of any rights the Lessor may have against any collateral or other means of obtaining repayment of the Obligations, (vi) the impairment of any collateral securing the obligations including, without limitation, the failure to perfect or to preserve any rights the Lessor might have in such collateral, or (vii) any other act or omission which might, in any manner or to any extent, vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

 4. Unenforceability of Obligations Against Lessees. If for any reason any Lessee has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from any Lessee by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor, at all times, had been the principal obligor on all such Obligations. In the event that any acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Lessee, or for any other reason, all such amounts, which may otherwise be subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation, shall be immediately due and payable by the Guarantor.

5. Subrogation; Subordination. Until the payment and performance in full of all Obligations and any and all obligations of any Lessee to any affiliate of the Lessor, the Guarantor shall not exercise any rights against such Lessee arising as a result of any payment by the Guarantor under this Guaranty, by way of subrogation or otherwise, and will not assert or prove any claim in competition with the Lessor or its affiliates with respect to any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against such Lessee with respect to any liability of the Guarantor to such Lessee; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Lessor or any affiliate of the Lessor. The payment of any amounts due with respect to any indebtedness of any Lessee, now or hereafter held by the Guarantor, is hereby subordinated to the prior payment in full of the Obligations, provided, however, that the Guarantor may accept scheduled payments of amounts due from as set forth in the documents evidencing such indebtedness, prior to a default in the payment and performance of the Obligations. The Guarantor agrees that, after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Lessee to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts with respect to such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Lessor, and shall be paid over to the Lessor on account of the Obligations, without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

6. Security; Set-Off. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Lessor is hereby authorized, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor), and to the fullest extent permitted by law, to set off and to apply all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Lessor to the Guarantor against the obligations of the Guarantor under this Guaranty, whether or not the Lessor shall have made any demand under this Guaranty.

7. Further Assurances. The Guarantor agrees that it will, from time to time at the request of the Lessor, provide to the Lessor its most recent audited and unaudited balance sheets and related statements of income and changes in financial condition (prepared on a consolidated basis with the Guarantor's subsidiaries, if any) and such other information relating to the business and affairs of the Guarantor as the Lessor may reasonably request. The Guarantor also agrees, upon demand by the Lessor, after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Lessor to be adverse and material, to secure the payment and performance of its obligations under this Guaranty by delivering, assigning, transferring or granting to the Lessor a security interest in additional collateral of a value and character reasonably satisfactory to the Lessor. In connection therewith, the Guarantor hereby authorizes the Lessor to file any financing statement deemed by the Lessor to be necessary or desirable to perfect any security interest granted by the Guarantor to the Lessor, and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Lessor may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lessor under this Guaranty.

8. Termination; Reinstatement. This Guaranty shall remain in full force and effect until the Lessor is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless it is received and acknowledged by an officer of the Lessor at its principal place of business. No such notice shall affect any rights of the Lessor under this Guaranty or of any affiliate of the Lessor including, without limitation, rights with respect to (i) Obligations incurred prior to the receipt of such notice, (ii) Obligations incurred after receipt of such notice but pursuant to a contract or commitment in existence prior to such receipt, and (iii) all equipment schedules, lease agreements, instruments, documents, invoices, bills of sale, and writings made by or for the account of any Lessee with the Lessor or with any of its agents or employees, purporting to be dated on or before the date of the receipt of such notice, although presented to, paid or accepted by the Lessor after that date, all of which shall constitute part of the Obligations. This Guaranty shall continue to be effective, or shall be reinstated in the event of any notice of termination, if, at any time, any payment made or value received with respect to the Obligations is rescinded or must otherwise be returned by the Lessor to any Lessee, or to any other person or entity, upon the insolvency, bankruptcy or reorganization of any Lessee or of any other guarantor of the Obligations, or otherwise, all as though such payment had not been made or value received.

 9. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and shall inure to the benefit of and be enforceable by the Lessor and its successors, transferees and assigns. Each reference to the Guarantor in this Guaranty shall be deemed to include the heirs, executors, administrators, legal representatives and assigns of the Guarantor, all of whom shall be bound by the provisions of this Guaranty. Without limiting the generality of the foregoing sentence, the Lessor may assign or otherwise transfer any lease agreement with any Lessee, any equipment or equipment schedule subject thereto, or other agreement held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest in such Obligations, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights with respect thereto granted to the Lessor in the Guaranty.

 10. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor any consent to any departure by the Guarantor from any provision of this Guaranty shall be effective unless the same shall be in writing and signed by the Lessor. No failure on the part of the Lessor to exercise, and no delay in exercising, any rights hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

 11. Notices. All notices and other communications required or permitted under this Guaranty shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail, postage prepaid, addressed to the Guarantor, at the address set forth at the end of this Guaranty, or to the Lessor at its principal place of business as set forth at the beginning of this Guaranty, or at such address as either party may designate in writing.

 12. Governing Law; Consent to Jurisdiction. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without giving effect to any conflict of laws provisions thereof. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail in the manner specified in Section 12 hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

 13. Miscellaneous. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or unenforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty which is intended to take effect as a sealed instrument, as of the day and year first written above.

AMERICAN SKIING COMPANY, Guarantor


By:  /s/ Christopher E. Howard
     ------------------------------
Title: